UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: August 8, 2005 (Date of earliest event reported: August 5, 2005)

LAZY DAYS’ R.V. CENTER, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	333-114210	59-1764794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Boulevard

Seffner, Florida 33584-2968

(Address of Principal Executive Offices, including Zip Code)

(800) 626-7800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b), (c) On August 5, 2005, the Board of Directors of Lazy Days’ R.V. Center, Inc. (the “Company”) accepted the resignation of Charles Macaluso as Chairman of its Board of Directors (the “Board”). In his stead, the Company appointed Donald W. Wallace as Chairman of the Board. Mr. Macaluso will continue to serve as a Director on the Board.

In addition, the Board accepted the resignation of Donald W. Wallace as Chief Executive Officer and President and appointed each of the following individuals as officers of the corporation:

Donald W. Wallace	Chairman

John Horton	Chief Executive Officer and President

The foregoing changes were announced as part the Company’s succession plan that will allow Mr. Wallace to spend more time developing and implementing the long-term strategic growth plan of the Company, while Mr. Horton manages its day-to-day operations. John Horton began working at Lazydays in April 2001 and assumed the position of Chief Operating Officer in July 2001. Mr. Horton earned a BBA from the University of Michigan and an MBA from the University of Texas.

Mr. Wallace founded Lazydays in 1976 and has been the guiding force of the Company for its entire 29-year history. Lazydays began its operations in Tampa, Florida and relocated in May 1996 to a much larger site in Seffner, Florida, which is 10 miles east of downtown Tampa. The dealership is located on 126 acres with an 86,600 sq. ft. main building, 1,200 RV display sites, 273 service bays and 300 RV campsites. Lazydays’ expansive complex requires a fleet of 150 golf carts to move both customers and employees throughout the property. Additionally, the dealership serves over 300,000 meals annually to its customers, prospects and employees. The site has a 40,000 sq. ft. Camping World store, a Cracker Barrel restaurant and a Flying J Travel Plaza.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. A copy of a press release attached as Exhibit 99.1 hereto announcing the foregoing changes shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAZY DAYS’ R.V. CENTER, INC.

Date: August 8, 2005	By:	/s/ John Horton
	Name:	John Horton
	Title:	Chief Executive Officer

LAZY DAYS’ R.V. CENTER, INC.

	By:	/s/ Charles L. Thibault
	Name:	Charles L. Thibault
	Title:	Chief Financial Officer